Exhibit 10.2

JOINDER AND SUPPORT AGREEMENT

TO

AGREEMENT AND PLAN OF MERGER

The undersigned (the “Undersigned”) is executing and delivering this Joinder and Support Agreement (this “Joinder”), dated as of the date set forth below, to the Agreement and Plan of Merger, dated as of October 11, 2023 (as the same has been or may hereafter be amended, amended and restated, supplemented, or otherwise modified, the “Merger Agreement”), by and among OptimizeRx Corporation, a Nevada corporation (the “Buyer”), Healthy Offers, Inc., a Nevada corporation (the “Company”), the Securityholders of the Company who become a party to the Agreement, including by means of a Joinder, and Michael Weintraub, not in his individual capacity, but solely in his capacity as the representative, agent and attorney-in-fact of the Securityholders and only for the express purposes provided in the Merger Agreement and for no other purpose (the “Representative”). All capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

A.	Pursuant to the Merger Agreement, the Buyer, the Company, and the other parties named therein desire to effect the Merger at the Effective Time;

B.	As a material inducement to the Buyer to enter into the Merger Agreement, the Company shall obtain and deliver to Buyer duly executed copies of Joinders from Shareholders, such that, after giving effect to the Joinders, the Shareholders who have executed the Merger Agreement or Joinders collectively own at least 88.6% of the outstanding Shares entitled to vote on the Merger Agreement; and

C.	In order to induce the Buyer to consummate the Merger and the other transactions contemplated by the Merger Agreement, the Undersigned wishes to enter into this Joinder.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants, and agreements contained in this Joinder and the Merger Agreement, and intending to be legally bound hereby, the Undersigned hereby agrees as follows:

1. Joinder. In accordance with the terms of the Merger Agreement, the Undersigned unconditionally, irrevocably, and expressly agrees to join and become a party to the Merger Agreement as a Securityholder (and, more specifically, as a Shareholder) and to be bound by and comply with the terms and provisions of the Merger Agreement applicable to a Securityholder in the same manner as if the Undersigned were an original signatory to the Merger Agreement, including without limitation, (a) the representations of a Securityholder set forth in Article III of the Merger Agreement, (b) the indemnification provisions set forth in Article VII of the Merger Agreement, and (c) the provisions concerning the Securityholders’ “Representative” set forth in Section 7.11 of the Merger Agreement. The Undersigned shall promptly execute and deliver any and all further documents and take such further action may be required of a Securityholder under the Merger Agreement.

2. Representations, Warranties, and Covenants. The Undersigned represents and warrants that: (a) the Undersigned has received and reviewed a copy of the Merger Agreement, including the Schedules and Exhibits thereto, a notice of appraisal rights prepared by the Company, and all other documents that the Undersigned has requested to enter into this Joinder; (b) this Joinder has been duly authorized, executed, and delivered by the Undersigned; and (c) this Joinder and the Merger Agreement each constitute the legal, valid, and binding obligation of the Undersigned, enforceable against the Undersigned in accordance with the terms hereof and thereof. The Undersigned hereby consents to and affirms: (i) all of the representations and warranties of a Securityholder set forth in Article III of the Merger Agreement; (ii) all of the covenants, indemnities, and agreements set forth in the Merger Agreement applicable to a Securityholder; and (iii) that the Undersigned shall perform all obligations of a Securityholder set forth in the Merger Agreement.

3. Waiver and Release. Effective as of the Effective Time, the Undersigned, on his/her/its own behalf, and on behalf of his/her/its heirs, administrators, Affiliates, successors and assigns (collectively, the “Releasing Persons”), hereby fully and irrevocably waives, releases and discharges each of the Company, the Surviving Company, and each of the officers, directors, managers, employees, agents, and representatives, and the successors and assigns of the foregoing (collectively, the “Released Persons”), from any and all Claims (as defined below) that such Releasing Person had, has, may have had at any time in the past until and including the Effective Time, or may have at any time in the future against any Released Person for or by reason of any matter, cause or thing whatsoever occurring at any time at or prior to the Closing with respect to the Company, directly or indirectly (collectively, the “Released Claims”), and none of the Releasing Persons shall seek to recover any amounts in connection therewith or thereunder from any of the Released Persons with respect to any such Released Claims; provided, however, that the Released Claims shall not include (a) any Claims that arise after the Effective Time, (b) any Claims to enforce the Undersigned’s rights under the Merger Agreement or any other Transaction Document, and (c) rights to payment of such Undersigned’s portion of the Merger Consideration (net of applicable taxes required to be withheld therefrom) pursuant to the Merger Agreement and this Agreement. Notwithstanding anything herein to the contrary, nothing in this Section 3 (i) affects any covenant or agreement of any Person set forth in the Merger Agreement or any other Transaction Document or (ii) relieves any Person from any indemnification, contribution, or other obligation arising under or pursuant to the Merger Agreement or any other Transaction Document. As used herein, “Claims” shall mean any and all claims, suits, demands, damages, judgments, losses, sums of money, accounts, actions, causes of action, contracts, covenants, obligations, debts, costs, expenses, attorneys’ fees, liabilities of whatever kind or nature in law or equity, by statute or otherwise, whether asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, disclosed or undisclosed, liquidated or unliquidated, due or to become due, secured or unsecured, matured or unmatured or otherwise, which have existed or may have existed, or which do exist, through the Effective Time.

4. Full Force of Merger Agreement. Except as expressly supplemented hereby, the Merger Agreement shall remain in full force and effect in accordance with its terms.

5. General Provisions. This Joinder shall incorporate and be subject to the provisions of Article XI of the Merger Agreement, mutatis mutandis.

[Signature Page Follows]

IN WITNESS WHEREOF, the Undersigned has caused this Joinder to be executed as of October 11, 2023.

THE AMENDED AND RESTATED WEINTRAUB FAMILY REVOCABLE TRUST DATED MAY 21, 2012

By:	/s/ Michael Weintraub
Name:	Michael Weintraub
Title:	CEO
Date:	10/11/2023

Approved and Accepted:

OPTIMIZERX CORPORATION

By:	/s/ William Febbo
	Name:	William Febbo
	Title:	Chief Executive Officer

[Signature Page To Joinder Agreement]

IN WITNESS WHEREOF, the Undersigned has caused this Joinder to be executed as of October 11, 2023.

BLUE CAPITAL HOLDINGS, LLC

By:	/s/ Brian Casper
Name:	Brian Casper
Title:	Manger
Date:	10/11/2023

Approved and Accepted:

OPTIMIZERX CORPORATION

By:	/s/ William Febbo
	Name:	William Febbo
	Title:	Chief Executive Officer

[Signature Page To Joinder Agreement]

IN WITNESS WHEREOF, the Undersigned has caused this Joinder to be executed as of October 11, 2023.

H WARREN CLARK REVOCABLE TRUST DATED NOVEMBER 3, 2000 AND RESTATED ON MAY 25, 2010

By:	/s/ H. Warren Clark
	Name:	H. Warren Clark
	Title:	Trustee
	Date:	10/11/2023

Approved and Accepted:

OPTIMIZERX CORPORATION

By:	/s/ William Febbo
	Name:	William Febbo
	Title:	Chief Executive Officer

[Signature Page To Joinder Agreement]

IN WITNESS WHEREOF, the Undersigned has caused this Joinder to be executed as of October 11, 2023.

STILLMAN FAMILY REVOCABLE TRUST

By:	/s/ Mitchell Stillman
Name:	Mitchell Stillman
Title:	Ttee
Date:	10/11/2023

Approved and Accepted:

OPTIMIZERX CORPORATION

By:	/s/ William Febbo
	Name:	William Febbo
	Title:	Chief Executive Officer

[Signature Page To Joinder Agreement]

IN WITNESS WHEREOF, the Undersigned has caused this Joinder to be executed as of October 11, 2023.

SHELDON SILVERBERG

By:	/s/ Sheldon Silverberg
	Name:	Sheldon Silverberg
	Date:	10/11/2023

Approved and Accepted:

OPTIMIZERX CORPORATION

By:	/s/ William Febbo
	Name:	William Febbo
	Title:	Chief Executive Officer

[Signature Page To Joinder Agreement]

IN WITNESS WHEREOF, the Undersigned has caused this Joinder to be executed as of October 11 2023.

FT CAPITAL LLC

By:	/s/ Brian Casper
Name:	Brian Casper
Title:	Manger
Date:	10/11/2023

Approved and Accepted:

OPTIMIZERX CORPORATION

By:	/s/ William Febbo
	Name:	William Febbo
	Title:	Chief Executive Officer

[Signature Page To Joinder Agreement]

IN WITNESS WHEREOF, the Undersigned has caused this Joinder to be executed as of October 11, 2023.

MITCHELL SCHWARTZMAN

By:	/s/ Mitchell Schwartzman
	Name:	Mitchell Schwartzman
	Date:	10/11/2023

Approved and Accepted:

OPTIMIZERX CORPORATION

By:	/s/ William Febbo
	Name:	William Febbo
	Title:	Chief Executive Officer

[Signature Page To Joinder Agreement]